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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



       Current Report Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 17, 2003

                            Rand Capital Corporation
             (Exact Name of registrant as specified in its charter)


         New York                   811-1825                  16-0961359
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                               2200 Rand Building
                             Buffalo, New York 14203
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (716) 853-0802



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Item 7:           Financial Statements and Exhibits

                  (a)  Not Applicable

                  (b)  Not Applicable

                  (c) Exhibits


                  Exhibit No.                 Description
                  -----------                 -----------
                  99.1                        Press release dated July 17, 2003


Item 9:           Regulation FD Disclosure

                  In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

                  On July 17, 2003, Rand Capital Corporation issued a press release announcing its net asset value for the quarter ended June 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 22, 2003                     Rand Capital Corporation


                                           By:  /s/ Daniel P. Penberthy
                                              ---------------------------------
                                                 Daniel P. Penberthy
                                                 Executive Vice President/Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
     99.1               Press release dated July 17, 2003